Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
08 February 2016
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it had the following relevant securities held and in issue outside treasury as of the close of business on 05 February 2016:
•252,805,380 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•580,906,444 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,744 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,773,233 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has acquired shares, pursuant to the exercise of a call option entered into on 4 January 2016, in 127,451 Liberty Global Class C ordinary shares of $0.01 each.
Liberty Global further announces that, pursuant to entering into a call spread transaction on 05 February 2016, it has acquired interests in 151,718 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $32.96. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
05 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	151,718	Zero	European	10 March 2016
		Call option	Written	151,718	33.56	European
04 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	147,927	Zero	European	09 March 2016
		Call option	Written	147,927	34.42	European
03 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	151,447	Zero	European	08 March 2016
		Call option	Written	151,447	33.62	European

02 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	150,019	Zero	European	07 March 2016
		Call option	Written	150,019	33.94	European
01 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,536	Zero	European	04 March 2016
		Call option	Written	152,536	33.38	European
29 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	154,106	Zero	European	03 March 2016
		Call option	Written	154,106	33.04	European
28 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	156,859	Zero	European	02 March 2016
		Call option	Written	156,859	32.46	European
27 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,582	Zero	European	01 March 2016
		Call option	Written	152,582	33.37	European
26 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,080	Zero	European	29 February 2016
		Call option	Written	152,080	33.48	European
25 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	155,756	Zero	European	26 February 2016
		Call option	Written	155,756	32.69	European
22 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	156,233	Zero	European	25 February 2016
		Call option	Written	156,233	32.59	European
21 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	160,064	Zero	European	24 February 2016
		Call option	Written	160,064	31.81	European
20 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	163,719	Zero	European	23 February 2016
		Call option	Written	163,719	31.10	European
19 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	159,813	Zero	European	22 February 2016
		Call option	Written	159,813	31.86	European
15 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	157,881	Zero	European	19 February 2016
		Call option	Written	157,881	32.25	European
14 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	153,224	Zero	European	18 February 2016
		Call option	Written	153,224	33.23	European
13 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,308	Zero	European	17 February 2016
		Call option	Written	152,308	33.43	European
12 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	148,661	Zero	European	16 February 2016
		Call option	Written	148,661	34.25	European

11 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	144,855	Zero	European	12 February 2016
		Call option	Written	144,855	35.15	European
8 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	135,959	Zero	European	11 February 2016
		Call option	Written	135,959	37.45	European
7 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	133,604	Zero	European	10 February 2016
		Call option	Written	133,604	38.11	European
6 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	129,989	Zero	European	09 February 2016
		Call option	Written	129,989	39.17	European
5 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	128,318	Zero	European	08 February 2016
		Call option	Written	128,318	39.68	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

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